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                                    EXHIBIT 2
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: March 3, 2004

                              CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

                              By: /s/ Anthony P. Mirra
                                  ---------------------------------
                                  Name: Anthony P. Mirra
                                  Title: Vice President


                              CVC PARTNERS, LLC

                              By: /s/ Anthony P. Mirra
                                  ---------------------------------
                                  Name: Anthony P. Mirra
                                  Title: Vice President


                              CITIGROUP VENTURE CAPITAL GP HOLDINGS, LTD.

                              By: /s/ Anthony P. Mirra
                                  ---------------------------------
                                  Name: Anthony P. Mirra
                                  Title: Vice President


                              COURT SQUARE CAPITAL LIMITED

                              By: /s/ Anthony P. Mirra
                                  ---------------------------------
                                  Name: Anthony P. Mirra
                                  Title: Vice President


                              CITICORP BANKING CORPORATION

                              By: /s/ William H. Wolf
                                  ---------------------------------
                                  Name: William H. Wolf
                                  Title: Senior Vice President


                              CITICORP

                              By: /s/ Serena D. Moe
                                  ---------------------------------
                                  Name:  Serena D. Moe
                                  Title: Assistant Secretary


                              CITIGROUP HOLDINGS COMPANY

                              By: /s/ Kenneth S. Cohen
                                  ---------------------------------
                                  Name:  Kenneth S. Cohen
                                  Title: Assistant Secretary


                              CITIGROUP INC.

                              By: /s/ Serena D. Moe
                                  ---------------------------------
                                  Name: Serena D. Moe
                                  Title: Assistant Secretary